UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

VIACOMCBS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	VIACA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	VIAC	The Nasdaq Stock Market LLC
5.75% Series A Mandatory Convertible Preferred Stock, $0.001 par value	VIACP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 16, 2020, Gerald Lovoi (“Plaintiff”) filed a Verified Class Action Complaint (the “Complaint”) in the Court of Chancery of the State of Delaware (the “Court”) against ViacomCBS Inc. (the “Company”) and the members of its Board of Directors (the “Board”) captioned Gerald Lovoi v. ViacomCBS Inc., et al., C.A. No. 2020-0987-SG (the “Action”). In the Action, Plaintiff alleged that a provision of the Company’s bylaws “provide[d] the Company’s directors with the authority to remove other directors, contrary to Delaware law” (the “Removal Provision”). Plaintiff sought a declaratory judgment that the Removal Provision was invalid and sought attorneys’ fees and expenses if the claim was successful.

Although the Removal Provision had never been used to remove directors, and was expressly subject to Delaware law, which would prevent its application to remove directors, to avoid the expense and distraction of litigation, the Company amended and restated its bylaws to eliminate the Removal Provision, rendering the Action moot. Plaintiff agreed that his claim was moot and filed a notice and proposed order to dismiss his claim.

On March 2, 2021, the Court entered a notice and order providing that the Action would be dismissed with prejudice as to Plaintiff (the “Dismissal Order”). On July 26, 2021, Plaintiff and the Company entered into an agreement under which the Company agreed to pay $120,000 in fees and expenses to Plaintiff’s counsel (the “Mootness Fee”). On August 16, 2021, the Court entered a stipulation and order regarding the Mootness Fee (the “Mootness Fee Order” and together with the Dismissal Order, the “Orders”). The Court has not expressed an opinion on the amount of the Mootness Fee. The foregoing description of the Orders is qualified in its entirety by the full text of the Orders, which are attached as Exhibits 99.1 and 99.2 hereto.

Plaintiff’s Counsel are Brian P. Murray of Glancy Prongay & Murray LLP, (212) 682-5340, Werner R. Kranenburg of Kranenburg, +44-20-3174-0365, and Blake A. Bennett of Cooch and Taylor, P.A., (302) 984-3800, and the Company’s counsel are Jon E. Abramczyk and Alexandra M. Cumings of Morris, Nichols, Arsht & Tunnell LLP, (302) 658-9200.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Dismissal Order.

99.2	Mootness Fee Order.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOMCBS INC.

By:	/s/ Christa A. D’Alimonte
	Name:	Christa A. D’Alimonte
	Title:	Executive Vice President, General Counsel and Secretary

Date: August 20, 2021